UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2016

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, 12th Floor

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

(617) 466-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Keryx Biopharmaceuticals, Inc. (“Keryx”) 2016 Annual Meeting of Stockholders discussed in Item 5.07 below, the Amended and Restated 2013 Incentive Plan was approved by Keryx’s stockholders. Keryx’s executive officers and directors are eligible to receive awards under the Amended and Restated 2013 Incentive Plan, in accordance with the terms and conditions of the plan. As a result of the approval of the Amended and Restated 2013 Incentive Plan, the Directors Equity Compensation Plan, a subplan of the Amended and Restated 2013 Incentive Plan, was also amended in the form of the Fourth Amended and Restated Directors Equity Compensation Plan.

The Amended and Restated 2013 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and the Fourth Amended and Restated Directors Equity Compensation Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Keryx held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were voted on by the stockholders at the Annual Meeting: (i) the election of directors, (ii) the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2016, (iii) the non-binding advisory vote on the compensation of named executive officers, (iv) the approval of an amendment to Keryx’s Certificate of Incorporation to increase Keryx’s authorized share capital by 50,000,000 shares of common stock, and (v) the approval of Keryx’s Amended and Restated 2013 Incentive Plan and amendment to the Third Amended and Restated Directors Equity Compensation Plan to increase the authorized shares issuable thereunder from 9,500,000 to 18,000,000 and to institute a cap on director equity compensation.

At the Annual Meeting, John P. Butler, Kevin J. Cameron, Steven C. Gilman, Gregory P. Madison, Daniel P. Regan, and Michael Rogers were re-elected to Keryx’s Board of Directors.

The vote with respect to each nominee is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
John P. Butler	52,397,733	614,834	33,561,683
Kevin J. Cameron	52,351,128	661,439	33,561,683
Steven C. Gilman	51,691,320	1,321,247	33,561,683
Gregory P. Madison	51,768,342	1,244,225	33,561,683
Daniel P. Regan	51,978,121	1,034,446	33,561,683
Michael Rogers	52,600,685	411,882	33,561,683

The vote with respect to the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2016, is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
85,482,424	649,892	441,934	0

The vote with respect to the non-binding advisory vote on the compensation of Keryx’s named executive officers is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
46,572,782	6,245,432	194,353	33,561,683

The vote with respect to the approval of an amendment to Keryx’s Certificate of Incorporation to increase Keryx’s authorized share capital by 50,000,000 shares of common stock is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
75,065,917	8,881,346	2,626,987	0

The vote with respect to the approval of Keryx’s Amended and Restated 2013 Incentive Plan and amendment to the Third Amended and Restated Directors Equity Compensation Plan to increase the authorized shares issuable thereunder from 9,500,000 to 18,000,000 and to institute a cap on director equity compensation is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
49,438,696	3,457,463	116,408	33,561,683

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

10.1     Keryx Biopharmaceuticals, Inc. Amended and Restated 2013 Incentive Plan.

10.2     Keryx Biopharmaceuticals, Inc. Fourth Amended and Restated Directors Equity Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)
Date: May 27, 2016
	By:	/s/ Brian Adams
Brian Adams
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Keryx Biopharmaceuticals, Inc. Amended and Restated 2013 Incentive Plan.

10.2	Keryx Biopharmaceuticals, Inc. Fourth Amended and Restated Directors Equity Compensation Plan.